UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024

Tutor Perini Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2024, Tutor Perini Corporation (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting") at which, upon recommendation of the Company's Board of Directors, the shareholders approved amendments (the "Amendments") to the Company's articles of organization and by-laws to adopt a majority voting standard for uncontested elections of directors, as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2024 (the "Proxy Statement"). Under the Amendments, a candidate in an uncontested election of directors will be elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. In contested elections, the voting standard will continue to be a plurality of votes cast.

The Amendments became effective upon receipt for filing of the Company's Restated Articles of Organization by the Secretary of the Commonwealth of Massachusetts on May 22, 2024.

The foregoing description of the Amendments is qualified in its entirety by reference to the Company's Restated Articles of Organization, a copy of which is filed as Exhibit 3.1 hereto, and the Company's Fifth Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 hereto, both of which are incorporated by reference into this Item 5.03.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on four proposals as described in the Proxy Statement, and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company's shareholders elected each of the following nine nominees for director to serve until the Company's 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The final voting results for the election of directors were as follows:

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	36,452,750	3,521,827	7,246,073
Peter Arkley	31,917,993	8,056,584	7,246,073
Jigisha Desai	35,401,428	4,573,149	7,246,073
Sidney J. Feltenstein	36,879,879	3,094,698	7,246,073
Robert C. Lieber	31,765,807	8,208,770	7,246,073
Dennis D. Oklak	34,442,040	5,532,537	7,246,073
Raymond R. Oneglia	35,696,209	4,278,368	7,246,073
Dale Anne Reiss	36,406,743	3,567,834	7,246,073
Shahrokh (“Rock”) Shah	39,268,860	705,717	7,246,073

Proposal 2: Ratification of Appointment of Independent Auditors

The Company's shareholders ratified the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors of the Company for the year ending December 31, 2024. The final voting results on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,555,113	640,433	25,104	0

Proposal 3: Approval on an Advisory (Non-binding) Basis of the Compensation Paid to the Company’s Named Executive Officers

The Company’s shareholders cast their votes with respect to the approval on an advisory (non-binding) basis of the compensation paid to the Company's named executive officers. The final voting results on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,608,327	26,077,321	288,929	7,246,073

Proposal 4: Approval of Amendments to the Company's Articles of Organization and By-Laws to Adopt a Majority Voting Standard for Uncontested Elections of Directors

The Company’s shareholders approved amendments to the Company's Amended and Restated Articles of Organization and the Company's Fifth Amended and Restated By-Laws to adopt a majority voting standard for uncontested elections of directors. The final voting results on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,854,071	63,201	57,305	7,246,073

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
3.1	Restated Articles of Organization of Tutor Perini Corporation, as filed with the Secretary of the Commonwealth of Massachusetts on May 22, 2024.
3.2	Fifth Amended and Restated By-Laws of Tutor Perini Corporation, dated as of May 22, 2024.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	May 24, 2024	By:	/s/ Anthony C. Fiore
Anthony C. Fiore
Corporate Secretary

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